_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 28, 2002

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89556	13-6357101
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                              None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

The Registrant registered issuances of Mortgage Pass-Through Certificates Series 2002-6F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $524,725,667 aggregate principal amount of Class I-A1, Class I-A2, Class I-A3, Class I-A4, Class I-A5, Class I-A6, Class I-A7, Class I-A8, Class I-A9, Class I-B1, Class I-B2, Class I-B3, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class II-A5, Class II-A6, Class II-A7, Class II-A8, Class II-A9, Class A-P and Class A-X Certificates (the "Certificates") on June 28, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 21, 2001, as supplemented by the Prospectus Supplement dated June 24, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.5.1, dated as of June 1, 2002, among GS Mortgage Securities Corp., as depositor and JPMorgan Chase Bank, as Trustee.  The "Certificates" consist of the following classes: Class I-A1, Class I-A2, Class I-A3, Class I-A4, Class I-A5, Class I-A6, Class I-A7, Class I-A8, Class I-A9, Class I-B1, Class I-B2, Class I-B3, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class II-A5, Class II-A6, Class II-A7, Class II-A8, Class II-A9, Class A-P and Class A-X Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $527,628,053 as of June 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Purchase Agreement, dated as of June 28, 2002, between Goldman,
Sachs & Co. and GS Mortgage Securities Corp.

4.5.1

Trust Agreement, dated as of June 1, 2002, between GS Mortgage
Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.5.2

Standard Terms to the Trust Agreement (June 2002- Edition)

4.6

Form of Mortgage Pass-Through Certificate (included as part of Exhibit
4.5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Jay F. Strauss

      Name: Jay F. Strauss

      Title:   Secretary

Dated:  June 28, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Purchase Agreement, dated as of June 28, 2002, between
Goldman, Sachs & Co. and GS Mortgage Securities Corp.

4.5.1

Trust Agreement, dated as of June 1, 2002, between GS
Mortgage Securities Corp., as Depositor, and JPMorgan
Chase Bank, as Trustee.

1.1.1

Standard Terms to the Trust Agreement (June 2002- Edition)

4.6

Form of Mortgage Pass-Through Certificate (included as part
of Exhibit 4.5.1)